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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2004

                           ALLIS-CHALMERS CORPORATION
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                   1-2199
    (STATE OR OTHER JURISDICTION                 (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

      7660 WOODWAY, SUITE 200
           HOUSTON, TEXAS                                77063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550



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ITEM 5. OTHER EVENTS

         On June 17, 2004, the registrant filed a preliminary information statement with the Securities and Exchange Commission, a copy of which is attached as an Exhibit hereto. The information statement discloses the intent of the Company to effect a private placement of its securities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits.

99.1 Preliminary Information Statement filed June 17, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIS-CHALMERS CORPORATION

                                        BY: /S/ MUNAWAR H. HIDAYATALLAH
                                            ---------------------------
                                            MUNAWAR H. HIDAYATALLAH
                                            CHIEF EXECUTIVE
                                            OFFICER AND CHAIRMAN

Date: June 23, 2004



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       Exhibit            Description
       -------            -----------

          99.1     Preliminary Information Statement Filed June 17, 2004.